Investment Advisor
------------------
Fenimore Asset Management, Inc.
Cobleskill, NY


Custodian
---------
Chase Manhattan Bank, N.A.
New York, NY


Independent Auditors
--------------------
McGladrey & Pullen, LLP
New York, NY


Trustees
--------
Joseph J. Bulmer, PhD
Roger A. Hannay
John W. Krueger, CLU
Fred "Chico" Lager
Thomas O. Putnam
Diane C. Van Buren
Bernard H. Zais, CLU


Legal Counsel
-------------
Dechert Price & Rhoads
Washington, DC


Shareholder Servicing Agent
---------------------------
FAM Shareholder Services, Inc.
Cobleskill, NY



FAM FUNDS
111 North Grand Street
P.O. Box 399
Cobleskill, NY  12043
(800) 932-3271
www.famfunds.com

                                      FAM
                                   VALUE FUND
                               EQUITY-INCOME FUND
                                 ANNUAL REPORT

                               December 31, 1998

                                      100%
                                    No-Load
                                     Funds
                                                                       FAM FUNDS
                                                                    P.O. Box 399
                                                           Cobleskill, NY  12043
                                                                  (800) 932-3271
                                                                www.famfunds.com

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

     During a roller coaster year for stocks, your fund increased 6.2% for the twelve months ending December 31, 1998. This compares favorably to the negative 2.6% return of the unmanaged Russell 2000 index - a composite of companies with smaller market capitalizations which is representative of our holdings. However, the S&P 500 index - an index composed of companies considerably larger than those in the FAM Value Fund - ran away from the pack with an increase of 28.6%. Most of the S&P's advance, however, was driven by a surprisingly short list of big, fast-growing companies. If you did not own this index's top ten holdings, the return would have been a more modest 15.31%.
     While one-year performance returns become the focus at year-end, we believe the Value Fund's long-term results are more representative of our long-term performance goals. The FAM Value's five and ten year average annual returns of 16.0% and 16.1% respectively, are slightly above our own longer term expectations of 12% - 15%, but represent reasonable accomplishments as the chart below indicates.


               12% ANNUALIZED                15% ANNUALIZED            FAM VALUE
               --------------                --------------            ---------
1986           $10,000.000                   $10,000.00                10,000.00
1987           $11,200.00                    $11,500.00                $8,280.00
1988           $12,544.00                    $13,225.00               $11,219.00
1989           $14,049.00                    $15,208.00               $13,497.00
1990           $15,735.00                    $17,490.00               $12,768.00
1991           $17,623.00                    $20,113.00               $18,807.00
1992           $19,738.00                    $23,130.00               $23,528.00
1993           $22,106.00                    $26,600.00               $23,575.00
1994           $24,759.00                    $30,590.00               $25,178.00
1995           $27,730.00                    $35,178.00               $30,138.00
1996           $31,058.00                    $40,455.00               $33,514.00
1997           $34,785.00                    $46,523.00               $46,618.00
1998           $38,959.00                    $53,502.00               $49,620.00




     Our focus continues to be a five to six year time horizon with the anticipation of doubling net asset value (NAV) over that span. This may appear to be a modest goal given the recent history of stock prices, however, it is our firm belief that stock prices cannot continue to sustain increases at rates which are well in excess of the real growth of the business value of companies.
     Due to the nature of our long-term "buy and hold" strategy, our stock holdings typically change very little from year to year. We had one unavoidable exception this year which is discussed below. Even given this exception, taxable shareholders have benefited, since our net after-tax returns compare favorably with most other funds which typically have higher turnover rates.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------


1998 PERFORMANCE DETAIL
     A review of 1998 indicates that our successes slightly offset our disappointments. Nevertheless, volatility produced more declining stock prices than we experienced in recent years. Our largest disappointments - IFR Systems (-70.1%), Modern Controls (-47.7%), and IDEX (-29.8%) - have been good stock performers in the past. All declined because of a temporary slowdown in customer delivery schedules. In many cases, orders are still in place and delivery schedules have been extended. IFR also had the added burden of integrating a major acquisition during the slowdown which put additional cost pressure on short term earning results. We feel comfortable that the able management teams of each company have made the appropriate adjustments to make these companies more valuable in the future.
     On the positive side, five stocks had a significant impact on your fund. Protective Life (+33.2%), Essef (+32.3%), Conmed (+25.7%), Reynolds and Reynolds (+24.4%), and Kaydon (+22.8%) all are growing businesses with a unique position in their respective industries. Their superior management teams are dedicated to enhancing shareholder value. While nothing remains static, we feel certain that barring a merger or acquisition these companies will remain worthwhile investments for a long holding period.
     Change was also a contributor and a detractor to 1998's performance. A stellar performer in 1997, Vesta Insurance, became a major disappointment in 1998. The company reported accounting irregularities which resulted in a downward restatement of earnings for prior years as well as a substantial loss in 1998. As a result, the stock's price had little support. Robert Huffman, the CEO, resigned and the remaining management team became very uncommunicative. When management fails to be responsive about a business that no longer maintains the competitive advantage we assumed it had in the beginning, it is time to lick our wounds and exit. We sold and have not looked back.
     On a happier note, one of our largest holdings, Allied Group and its sister company Allied Life, were purchased for cash in October of 1998 by Nationwide. Allied was one of our original holdings in the FAM Value Fund with our first shares purchased in 1987. Those original shares gave you, our shareholders, a substantial return over approximately 111/2 years (25.4% compounded annualized return from price appreciation excluding dividends). Since both companies were purchased for cash, we were required to recognize and distribute an abnormally large capital gain. In December we distributed $3.24 in capital gains, $2.25 of which was attributable to the purchase of the two Allied companies. Our preference would have been a share-for-share merger which would have created no capital gains tax. Since Nationwide is a mutual insurance company, cash was the only alternative. Regardless of the method of merger, these long term holdings paid off handsomely. We have mixed feelings about saying goodbye to this good friend. Good businesses with very capable management teams are difficult to replace.

1999 AND BEYOND
     The year 1998 proved to be one of contrasts. The stock market gains that were accomplished through July were erased during August and September. However, anxiety over global currency weakness, worldwide economic slowdown, and a potential hedge fund melt down was short lived. By year end, the Dow Jones Industrial Average almost equaled the high it had attained in July. Value investing was not the place to be and as 1999 begins, it is apparent that high flying internet stocks are still in vogue.
     One might ask the question in this highly volatile environment, "What is investment reality?" We would like to share a recent example with you as a way of explanation. In early January a young intern visited our firm. He was very bright, enthusiastic, and picked up our value oriented research methodology quite rapidly.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------

     However, it quickly became obvious that no matter how hard we tried, we could not dampen his enthusiasm for internet stocks. So in a brilliant stoke of genius Paul Hogan, co-manager of the FAM Equity-Income Fund, and John Fox, a fellow research analyst, suggested that he do some homework on Amazon.com, Inc., his favorite internet stock.
     Amazon.com is an internet book seller. Visit their internet site at Amazon.com and I am sure you will be impressed. You can locate any book you wish to read whether it is on the New York Times best seller list or a book that has been around for years. If you want to send it as a gift, they will wrap it and send it Federal Express with a note from you - all accomplished over the internet with payment by credit card (American Express, we hope!). It could cost more, but the convenience might outweigh the disadvantage.
     Our intern discovered that Amazon.com performed astoundingly. The price of the stock in little over a year rose from a split adjusted 81/2 low to a price of $125 at the time of his analysis. All we could say was WOW! As he dug a little further though, he got an impression that exuberance for this company might be slightly overdone. (We were gaining - investment reality was making an impression on him!) He discovered that at a price of $125, the market capitalization of Amazon.com, Inc. is $19.8 billion. That means if he wanted to own the whole company he would have to pay $19.8 billion today. What does he get for that price? A company with a revenue stream of approximately $607 million and losses last year of approximately $87 million. In comparison, for $19.8 billion he found he could buy Barnes & Noble, Borders, and Starbucks - three well known retailers with combined sales of approximately $7 billion (not million) and combined profits of almost $215 million. In addition, he would spend only $9.7 billion for these three companies, which leaves $10.1 billion remaining for additional investing. Furthermore, he discovered he could also buy books through the internet web sites of both Barnes & Noble and Borders. And, with his laptop he might be able to do this while having a cup of coffee at Starbucks. We think he saw our point.
     Rational investing requires a thorough understanding of how you will get a future return and, conversely, of the risk that you may not. While Amazon.com, Inc.'s future may be bright, our crystal ball only allows us to focus on more predictable outcomes.
     In 1999, we will remain dedicated to our value oriented investment principles. The ownership of highly profitable, understandable businesses that are guided by able management teams will produce highly respectable returns over long investment horizons. Adherence to these principles may never create the thrill or emotional rush that was experienced by the roller coaster ride of the 1998 marketplace, but we suspect that most of you (like us) prefer to give up a little excitement for a good night's sleep.
     We wish you a very joyous and peaceful New Year.

Sincerely,



/s/THOMAS O. PUTNAM                          /S/ DIANE C. VAN BUREN
-------------------                          ----------------------
Thomas O. Putnam                             Diane C. Van Buren

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------

                              PERFORMANCE SUMMARY
                      For the Year Ended December 31, 1998


     Annual Total Investment Returns: January 2, 1987 to December 31, 1998
     ---------------------------------------------------------------------
                     FAM Value Fund  Russell 2000 Index  S&P 500 Index
        Fiscal Year   Total Return      Total Return      Total Return
     ---------------------------------------------------------------------
        1987            -17.2%          - 8.8%              5.3%
        1988             35.5%           24.9%             16.6%
        1989             20.3%           16.2%             31.7%
        1990            - 5.4%          -19.5%            - 3.1%
        1991             47.6%           46.1%             30.5%
        1992             25.1%           18.4%              7.6%
        1993              0.2%           18.9%             10.1%
        1994              6.8%          - 1.8%              1.3%
        1995             19.7%           28.4%             37.5%
        1996             11.2%           16.6%             22.9%
        1997             39.1%           22.2%             33.4%
        1998              6.2%           -2.6%             28.6%
     ---------------------------------------------------------------------



              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
          IN FAM VALUE FUND, THE S&P 500, AND THE RUSSELL 2000 INDEX.


                                 (IN THOUSANDS)

                     FAM VALUE                 RUSSELL 2000           S&P 500
                     ---------                 ------------           -------
1987                 8,280                        9,123               10,526
1998                11,219                       11,394               12,274
1989                13,497                       13,245               16,163
1990                12,768                       10,661               15,659
1991                18,807                       15,571               20,433
1992                23,528                       18,437               21,990
1993                23,575                       21,923               24,201
1994                25,178                       21,523               24,519
1995                30,138                       27,645               33,722
1996                33,514                       32,216               41,460
1997                46,618                       39,422               55,287
1998                49,620                       38,409               71,086



Past performance is not indicative of future results. Investment return and principal value fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------

                               PORTFOLIO PROFILES
                            As of December 31, 1998

COMPARATIVE VALUATIONS
------------------------------------------------------------------------
                                  FAM           Russell          S&P
                                 Value           2000            500
------------------------------------------------------------------------
Number of Stocks                  48             2000            500
Median Market Cap                $945M          $697M           $6.0B
Price/Earnings Ratio         16.2*, 17.5         23.8            32.9
Price/Book Ratio                  2.8             4.1             7.8
Earnings Growth Rate             17.8            19.5            20.5
Turnover Rate                    16.67%           N/A             N/A
------------------------------------------------------------------------

VOLATILITY MEASURES
------------------------------------------------------------------------
                                  FAM           Russell          S&P
                                 Value           2000            500
------------------------------------------------------------------------
R-Squared                         0.68           1.00            1.00
Beta                              0.81           1.00            1.00
------------------------------------------------------------------------

COMPOSITION OF ASSETS
--------------------------------------
Cash/Short Term Obligations      18.2%
Other                            16.6%
Machinery & Equipment            11.9%
Banking                          11.7%
Life Insurance                   11.5%
Financial Services               10.5%
Healthcare                        7.2%
Diversified Manufacturing         6.4%
Property & Casualty Ins.          6.0%
--------------------------------------


FOR AN EXPLANATION OF THE TERMS USED IN THE ABOVE TABLES, PLEASE SEE PAGE 10.
DATASOURCE: MORNINGSTAR


--------------------------------------

           TOP TEN HOLDINGS
       (% OF TOTAL NET ASSETS)

CONMED Corporation                7.0%
Kaydon Corporation                6.7%
ReliaStar Financial               5.7%
Fund American Ent.                4.3%
Essef Corporation                 3.8%
Protective Life Corporation       3.5%
Reynolds & Reynolds               2.8%
M & T Bancorp                     2.4%
Centura Banks                     2.3%
Farm Family Holdings              2.3%
--------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1998
------------------------------------------------------------
                           1             5            10
                         Year          Year          Year
------------------------------------------------------------
FAM Value Fund            6.2%         16.0%         16.1%
Russell 2000             -2.6%         11.9%         12.9%
S&P 500                  28.6%         24.1%         19.2%
------------------------------------------------------------

-----------------------------------------------------------

                                Total Return
                      10 Years Ended December 31, 1998
                      ------------------------------------
                        Compounded      Final Value of
                          Annual          a $10,000
                       Growth Rate     Initial Investment
-----------------------------------------------------------

FAM Value Fund             16.1%           $44,200

Russell 2000 Index         12.9%           $33,709

S&P 500 Index              19.2%           $57,915
-----------------------------------------------------------

                                 ----------------------
                                 FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
Dear Shareholder:
     The Equity-Income fund posted a gain of 4.7% for the year ended December 31, 1998. This compares favorably to our benchmark of small company stocks, the Russell 2000, which declined by 2.6%. The S&P 500, an index composed of the largest 500 companies in the US, advanced 28.6%. In retrospect, we view 1998 as a year in which a select few large companies dominated the market along with technology/internet stocks. Since the fund only contains a single company found in the S&P 500, its performance bears little resemblance to the performance of the S&P 500. Although value investing was not rewarded by the market over the last 12 months, we believe that the dizzying heights of current market valuations cannot be sustained. We remain confident that our portfolio is well poised to produce respectable returns over the long-term.

1998 PERFORMANCE DETAILS
     Among the best performing stocks in the portfolio was TrustCo Bank (+31.7%), which continued its steady growth in earnings. At a recent analyst meeting the CEO proudly displayed a chart of their stock performance against another company in their neighborhood, General Electric. TrustCo's performance bested GE over the last 10 years. Not bad for a small Upstate New York bank.

     Reynolds & Reynolds (+26.8%) also turned in very good performance. This business forms and software company has grown by making acquisitions and from developing the premier software product for auto dealers. During the year the company discontinued its Healthcare Information Systems business which had been losing money for several years.

     New England Business Services (+18.9%) remains on our list of best performers for the second year in a row. The company continued its growth in its core business of mail order forms for small business while completing the acquisition of McBee. The company has successfully transformed its call center staff from order-takers to salespeople who proactively sell products to the customer. This company has developed an extremely loyal customer base.

     There were also some disappointments in the portfolio. Redwood Trust, (-30.5%) struggled through what was one of the most difficult years in history for companies in the mortgage assets business. We witnessed a sharp drop in interest rates which spurred a huge wave of refinancing in the home mortgage market. Fortunately, Redwood anticipated this environment and pulled in the reins on purchasing assets much earlier than most. We have seen an improvement in the mortgage market over the last few weeks.

     Raven Industries (-22.4%) had a tough year with two of its segments performing poorly. Contract manufacturing of electronics components saw customers pushing out delivery dates and delaying orders. This mirrors what is happening in the rest of the electronics industry. Agriculture related products were also in the doldrums. The agriculture market has been experiencing severe price erosion which makes farmers reluctant to purchase new equipment. We believe that both of these markets will improve over time, and Raven's profits will again show strong growth.

                                 ----------------------
                                 FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------

     Allied Capital Corp. (-16.4%) had a very good year despite the performance of its stock price. This is a case where the fundamentals of the company have improved, yet the stock price declined. The company reported record loan originations (up 75%) and emerged from the summer's financial market turmoil in better shape than when it went in. The most direct influence on Allied Capital's stock price was the announcement by one of their competitors that they would lose money in their second quarter. This loss was related to a few problem loans. Allied Capital on the other hand pays particular attention to asset quality.

OUTLOOK
     We began 1998 with a 23% cash balance. We scoured the market for opportunity in the spring, but found very little due to what we considered to be high valuations. In the early summer the market gave us a break and declined by more than 20%, giving us the chance to prudently deploy some of our cash. We added to several existing positions in the portfolio that we feel are superior in quality. Additionally, we purchased a few new companies that we have had our eye on, but were too disciplined to purchase at higher prices. These companies include ServiceMaster, IDEX, Regal Beloit, and Hickory Tech. We also improved the quality of the fund holdings by selling some positions that did not measure up to our standards such as Jostens, and Enesco, formerly known as Stanhome. The current cash balance, including cash additions by shareholders, is half of what it was at the beginning of the year. This will allow the fund to participate in the market, while leaving enough cash to take advantage of new investment opportunities.

     We believe the fund is well positioned to achieve our long-term goals. The portfolio holdings are stronger and of high quality. The cash balance is at a more comfortable level. The portfolio valuation is also well below both the Russell 2000 and the S&P 500. For these reasons, we are confident your fund is on target to meet its objective of doubling every 5-6 years while providing a growing quarterly income stream.

     We thank you for your continued confidence in our investment ability. We wish you a happy and healthy New Year.

Sincerely,



/S/ THOMAS O. PUTNAM                      /S/ PAUL C. HOGAN
--------------------                      ------------------
Thomas O. Putnam                          Paul C. Hogan, CFA

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                              PERFORMANCE SUMMARY
                      For the Year Ended December 31, 1998

      Annual Total Investment Returns: April 1, 1996 to December 31, 1998
--------------------------------------------------------------------------------
                           FAM Equity-Income   Russell 2000 Index  S&P 500 Index
        Fiscal Year           Total Return       Total Return       Total Return
--------------------------------------------------------------------------------

        4/1/96-12/31/96           11.8%             10.3%             15.2%
             1997                 26.9%             22.2%             33.4%
             1998                  4.7%             -2.6%             28.6%



              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
      IN FAM EQUITY-INCOME FUND, THE S&P 500, AND THE RUSSELL 2000 INDEX.


                                 (IN THOUSANDS)

                      FAM EQUITY-INCOME      RUSSELL 2000        S&P 500
                      -----------------      ------------        -------
4/1/96-12/31/96          11,190                   11,085         11,668
1997                     14,200                   13,564         15,560
1998                     14,865                   13,215         20,006

Past performance is not indicative of future results. Investment return and principal value fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
                            As of December 31, 1998

COMPARATIVE VALUATIONS
--------------------------------------------------------------------------------
                                    FAM
                                  Equity-      Russell            S&P
                                  Income        2000              500
--------------------------------------------------------------------------------
Number of Stocks                    22           2000             500
Median Market Cap                 $742M         $697M            $6.0B
Price/Earnings Ratio               13.9          23.8             32.9
Price/Book Ratio                    3.6           4.1              7.8
Earnings Growth Rate                8.8          19.5             20.5
Turnover Rate                      10.6%         N/A               N/A



COMPOSITION OF ASSETS
--------------------------------------
Other                            22.3%
Cash/Short Term Obligations      11.3%
Printing                         10.1%
Banking                           9.9%
Chemical                          8.4%
Machinery & Equipment             8.4%
Real Estate Investment Trust      8.2%
Computer  Software & Services     6.2%
Healthcare                        5.3%
Life Insurance                    5.0%
Diversified Manufacturing         4.9%
--------------------------------------

FOR AN EXPLANATION OF THE TERMS USED IN THE ABOVE TABLES, PLEASE SEE PAGE 10.
DATASOURCE: MORNINGSTAR

--------------------------------------

            TOP TEN HOLDINGS
        (% OF TOTAL NET ASSETS)

Reynolds & Reynolds               6.1%
New Plan Excel Realty             5.6%
New England Business Svcs.        5.5%
Landauer, Inc.                    5.2%
ReliaStar Financial               4.9%
TrustCo Bank NY                   4.8%
IDEX Corporation                  4.6%
Deluxe Corporation                4.6%
RPM, Inc.                         4.6%
Hickory Tech Corporation          4.4%
--------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------
                               Since
                        1    Inception
                      Year    (4/1/96)
--------------------------------------
FAM Equity-Income     4.7%      15.5%
Russell 2000         -2.6%      10.7%
S&P 500              28.6%      28.7%
--------------------------------------

                                    --------
                                    FAM FUND
--------------------------------------------------------------------------------
                              DEFINITION OF TERMS

BETA. Beta is a measure of a fund's sensitivity to market movements. It measures the relationship between a fund's excess return over T-bills and the excess return of the benchmark index.

COMPARATIVE INDICES
The following indices are used in the report to serve as fund performance comparisons.

The RUSSELL 2000 INDEX is our primary comparative index and it measures the performance of the 2000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. Created by the Frank Russell Company, it is considered to represent the performance of small-stocks in general.

The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

EARNINGS GROWTH RATE. The earnings growth rate is the annual average rate of growth in earnings over the past three years for the stocks currently in a portfolio.

EXPENSE RATIO. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

MEDIAN MARKET CAP. The median market cap is the midpoint of market capitalization (market price times shares outstanding) of stocks in a portfolio.

NUMBER OF STOCKS. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.

*PRICE/EARNINGS RATIO (P/E). We would like to take this opportunity to review one fundamental concept, P/E, which, if not properly understood, can lead to some confusion. This measure is included to give investors an idea of how much is being paid for a company's earning power, and thereby, to assist in evaluating a portfolio's risk. Typically, the higher the P/E, the more investors are paying and the more growth they are expecting. Lower P/E stocks tend to be in lower-growth industries, in stock groups that have fallen out of favor, or in mature companies that have long records of earnings stability.

If you look at Morningstar, Lipper or Value Line mutual fund data, you will most likely encounter P/E ratios that differ perhaps from each other, as well as from the one that we have included in this report. The major reasons for discrepancies are two-fold. One reason is that reporting services use unadjusted data that is obtained from filed annual reports, 10Ks,10Qs and quarterly reports; as such, this data is historically based, and does include current year estimates. Some of this information may also come from Standard & Poor's

                                    --------
                                    FAM FUND
--------------------------------------------------------------------------------
                              DEFINITION OF TERMS

ComStock. While these databases are good sources for raw statistics, we have observed that they do not carry all the data that is necessary to record every relevant element that factors into operating earnings.

Secondly, we make adjustments to operating earnings to eliminate one time events (if they are truly one time!). For example, we would eliminate the gain or loss on an investment that has sold if it is obvious that the likelihood of this recurring is remote. We also eliminate negative P/Es and P/Es of companies where valuation has little to do with the company's reported earnings and most to do with asset growth, i.e. Berkshire Hathaway. We believe that this methodology is more representative of the relevant fundamentals of the P/E for the FAM Value Fund and the FAM Equity-Income Fund and provides you with a better understanding of what you own. Therefore, we believe that 16.2* is the more appropriate P/E valuation for the FAM Value Fund.

RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar or shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

R-SQUARED. R-Squared reflects the percentage of a fund's movements that are explained by movements in its benchmark index.

TURNOVER RATE. Indicates the trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rates for stock mutual funds is about 100%.

YIELD. This is the portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

                                    --------
                                    FAM FUND
--------------------------------------------------------------------------------
                                 YEAR 2000 (Y2K)

     With the year 2000 rapidly approaching, we at FAM Funds are taking every necessary step to ensure a smooth transition into the next century. Our Year 2000 Project Team headed by our technical specialist, Maribeth Batsford, has led our firm wide effort to address the Year 2000 readiness of our computer systems, physical facilities, communications systems, and critical vendors. At this stage, we have successfully completed the programming changes to our in-house developed computer systems and have begun internal testing procedures. While our in-house developed systems are now fully Y2K compliant, we continue to focus on the Year 2000 readiness of our external business vendors. As a mutual fund company, we also have a responsibility to evaluate the Y2K readiness of companies owned in our portfolios. We have formally requested information from these companies that will assist us in evaluating their progress towards solving the Y2K computer problem. Additionally, the Securities and Exchange Commission
(SEC) has required that we periodically provide status reports detailing our Y2K compliance efforts.

     Based on information currently available, we do not anticipate that Year 2000-related issues will have a material adverse impact on the Funds. There can be no guarantee, however, that the steps we have taken will be sufficient to avoid incomplete or untimely resolution of Y2K issues unknown to the Funds.

                                    --------
                                    FAM FUND
--------------------------------------------------------------------------------
                            SCHEDULES OF INVESTMENTS
                            AND FINANCIAL STATEMENTS


                        FAM Value Fund               Page 14
                        FAM Equity-Income Fund       Page 24




                          INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of FAM Value Fund and FAM Equity-Income Fund:


We have audited the accompanying statements of assets and liabilities, including the statements of investments, of FAM Value Fund and FAM Equity-Income Fund, each a series of Fenimore Asset Management Trust, as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of each Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of the FAM Value Fund and the FAM Equity-Income Fund, as of December 31, 1998, the results of their operations, the changes in their net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



/s/ MCGLADREY & PULLEN, LLP
---------------------------
McGladrey & Pullen, LLP


New York, New York
January 11, 1999

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                            STATEMENT OF INVESTMENTS
                               December 31, 1998

                                                                             SHARES      VALUE
                                                                             ------      -----
COMMON STOCKS (86.1%)

Banking (12.3%)
Bank North Group ....................................................       115,430   $ 4,343,054
- multi-bank holding company in Burlington, VT
Centura Banks .......................................................       118,250     8,794,844
- bank holding company located in North Carolina
M & T Bancorp .......................................................        17,300     8,977,619
- bank holding company located in Buffalo, NY
One Valley Bancorp ..................................................        36,800     1,209,800
- largest bank holding company in West Virginia
Peoples Heritage Financial Group ....................................       208,650     4,173,000
- a multi-bank holding co. operating 142 offices
  throughout Northeast
Plumas Bank .........................................................        57,024       919,512
- bank holding company located in Northern California
SouthTrust Corporation ..............................................       213,000     7,867,688
- bank holding company headquartered in Alabama
TrustCo Bank Corporation NY .........................................       186,757     5,602,710
- operates 48 bank offices in the Upstate NY region
U.S. Bancorp ........................................................        62,772     2,228,406
- bank holding company headquartered in                                    --------   -----------
  Minneapolis, Minnesota                                                               44,116,633
                                                                                      -----------


CHEMICAL (0.4%)
WD-40 Company .......................................................        50,800     1,454,150
- manufactures and distributes lubricant products                                     -----------

COMPUTER SOFTWARE & SERVICES (3.0%)
Reynolds & Reynolds .................................................       462,200    10,601,713
- software for automotive dealers and business forms                                  -----------

CONSUMER SERVICES (0.9%)
* Franklin Covey Company ............................................      l190,800     3,195,900
- time management products and training seminars                                      -----------

DIVERSIFIED MANUFACTURING (6.8%)
CLARCOR, Inc. .......................................................       273,750     5,475,000
- manufactures filtration and container products
*+ ESSEF Corporation ................................................       746,207    14,364,485
- water treatment and systems, swimming pool, and spa equipment
+ Raven Industries ..................................................       274,441     4,425,361
- manufactures plastics, electronics, and sewn products                               -----------
                                                                                       24,264,846
                                                                                      -----------


                       See Notes to Financial Statements.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (CONT'D)
                               December 31, 1998

                                                                             SHARES      VALUE
                                                                             ------      -----
ELECTRICAL/ELECTRONICS (2.5%)
* C-COR Electronics, Inc. ...........................................       410,800   $ 5,648,500
- electronic equipment for cable and broadband data
  transmission systems
+ IFR Systems .......................................................       684,050     3,163,731
- communications, test and measurement, avionics,
  fiber optic test instruments ......................................                 -----------
                                                                                        8,812,231

FINANCIAL SERVICES (11.0%)
American Express ....................................................        80,000     8,180,000
- financial, travel, and information services firm
Citigroup ...........................................................       152,550     7,551,225
- P & C insurance, life insurance, Smith Barney & Salomon Brothers
Financial Secs Assurance Hldgs. Ltd. ................................        76,800     4,166,400
- financial guaranty insurer of municipal bonds and asset-backed securities
Franklin Resources ..................................................        60,000     1,920,000
- investment mgmt. company, offers Franklin Templeton
  & Mutual Series Funds
Fund American Enterprises Hldgs., Inc. ..............................       116,275    16,285,767
- financial guaranty, personal property and casualty, and reinsurance
Waddell & Reed ......................................................        54,900     1,300,444
- an underwriter and distributor of 36 mutual fund portfolios                         -----------
                                                                                       39,403,836
                                                                                      -----------

HEALTHCARE (7.6%)
*+ CONMED Corporation ...............................................       807,562    26,649,546
- advanced electrosurgical and disposable medical products
*+ Hycor Biomedical .................................................       581,964       609,258
- specializes in allergy diagnostic products                                          -----------
                                                                                       27,258,804
                                                                                      -----------

INSURANCE AGENCY (1.9%)
Poe & Brown .........................................................       199,612     6,973,944
- one of the largest independent general insurance agencies                           -----------
  in the U.S.

LIFE INSURANCE (12.1%)
Protective Life Corporation .........................................       334,400    13,313,300
- individual and group life/health ins. and guaranteed investment contracts
ReliaStar Financial .................................................       466,200    21,503,475
- life insurance, annuities, and mutual funds
UNUM Corporation ....................................................       146,760     8,567,115
- leading provider of disability insurance in the U.S. and
  United Kingdom                                                                      -----------
                                                                                       43,383,890
                                                                                      -----------


                       See Notes to Financial Statements.
                                     - 15 -

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (CONT'D)
                               December 31, 1998

                                                                             SHARES      VALUE
                                                                             ------      -----
MACHINERY & EQUIPMENT (12.5%)
IDEX Corporation ....................................................       276,600   $ 6,776,700
- proprietary, highly engineered industrial products & pumps
Kaydon Corporation ..................................................       631,850    25,313,491
- custom-engineered products including bearings,
  filters, and piston rings
+ Modern Controls, Inc. .............................................       416,718     2,396,129
- precision measurement, process sensing, and control
  instruments/systems
Regal-Beliot Corporation ............................................        98,000     2,254,000
- supplier of power transmission equipment
  and cutting tools
Tennant Corporation .................................................       201,400     8,081,175
- commercial and institutional floor maintenance                                      -----------
  equipment and products                                                               44,821,495
                                                                                      -----------
MISCELLANEOUS SERVICES (0.2%)
ServiceMaster .......................................................        30,000       661,875
- commercial and residential service company                                          -----------

NUTRITIONAL PRODUCTS (1.0%)
* Natural Alternatives ..............................................       227,200     2,499,200
- manufactures nutritional supplements for private label accounts
Whole Food Market ...................................................        25,000     1,209,375
- national grocery store selling organic and natural products                         -----------
                                                                                        3,708,575
                                                                                      -----------

PRINTING (4.1%)
CSS Industries, Inc. ................................................       241,500     7,320,469
- giftware, bows, Halloween and Easter novelty products
Deluxe Corporation ..................................................        25,300       925,031
- leading producer of checks and deposit tickets in the
  U.S., banking software
New England Business Services .......................................       160,400     6,275,650
- leading supplier of business forms/printed
  products to small businesses in U.S.                                                -----------
                                                                                       14,521,150

PROPERTY AND CASUALTY INSURANCE (6.3%)
* Berkshire Hathaway ................................................           122     8,540,000
  - holding company for various insurance and industrial companies
* Farm Family Holdings ..............................................       255,150     8,675,100
  - insurance for members of Farm Bureau
+ Intercargo Corporation ............................................       459,250     5,223,969
  - specialty marine insurer                                                          -----------
                                                                                       22,439,069
                                                                                      -----------

PUBLISHING (0.7%)
Meredith Corporation ................................................        65,000     2,461,875
- media company involved in magazine publishing & tv broadcasting                     -----------



                       See Notes to Financial Statements.
                                     - 16 -

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (CONT'D)
                               December 31, 1998

                                                                             SHARES      VALUE
                                                                             ------      -----
REAL ESTATE INVESTMENT TRUSTS (0.4%)
Redwood Trust .......................................................       101,900   $ 1,426,600
- acquires & manages residential real estate                                          -----------
  mortgage assets throughout U.S.

RECREATION AND ENTERTAINMENT (0.1%)
* International Speedway Corporation ................................         6,000       243,000
- owns and operates auto racing tracks including Daytona                              -----------

REGISTERED INVESTMENT COMPANY (2.1%)
Allied Capital Corporation ..........................................       436,391     7,555,016
- small business loan and venture capital corporation                                 -----------

TELECOMMUNICATIONS (0.2%)
* ADC Telecommunications ............................................        21,700       754,075
                                                                                      -----------

Total Common Stocks (Cost $167,919,293)..............................                 308,058,677
                                                                                      -----------

Short Term Obligations (13.9%)                                           PRINCIPAL
------------------------------                                           ---------
U.S. Treasury Note 4.4%, due 2/4/99  (Cost $49,897,506)..............   $50,000,000    49,897,506
                                                                                      -----------

Total Investments (Cost $217,816,799) (100%)                                         $357,956,183
                                                                                     ============



*  Non-income producing
+  See Note 5


                       See Notes to Financial Statements.
                                     - 17 -

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1998

ASSETS
Investment in securities at market value
        (Cost $217,816,799) .................................       $357,956,183
Cash at interest ............................................         18,857,020
Receivable for shares purchased .............................          2,854,257
Dividends and interest receivable ...........................            327,619
                                                                    ------------
                Total Assets ................................        379,995,079
                                                                    ------------
LIABILITIES
Payable for investment securities purchased .................             76,875
Payable for shares redeemed .................................            202,092
Accrued management fees .....................................            305,416
Accrued expenses ............................................            142,093
                                                                    ------------
                Total Liabilities ...........................            726,476
                                                                    ------------
NET ASSETS
Source of Net Assets:
        Net capital paid in on shares of
                beneficial interest ...........  $239,126,823
        Undistributed net investment income ...           822
        Accumulated net realized gains ........         1,574
        Net unrealized appreciation ...........   140,139,384
                                                 ------------

                Net Assets ..................................       $379,268,603
                                                                    ============

Net asset value per share; 11,012,970 shares of
        beneficial interest outstanding (Note 3) ............             $34.44
                                                                          ======


                       See Notes to Financial Statements.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 1998

INVESTMENT INCOME
        Income:
                Dividends ......................................   $  3,986,857
                Interest .......................................      2,180,651
                                                                   ------------
                    Total Income ...............................      6,167,508
                                                                   ------------

        Expenses:
                Investment advisory fee (Note 2) ...............      3,488,163
                Administrative fee (Note 2) ....................         87,204
                Shareholder servicing and related expenses
                   (Note 2).....................................        284,814
                Printing and mailing ...........................        110,989
                Professional fees ..............................         70,390
                Registration fees ..............................         57,045
                Custodial fees .................................         29,569
                Trustees .......................................         23,813
                Other ..........................................         19,436
                                                                   ------------
                    Total Expenses .............................      4,171,423
                                                                   ------------
                    Net Investment Income ......................      1,996,085
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
        Net realized gain on investments .......................     32,029,307
        Unrealized depreciation of investments .................    (10,390,510)
                                                                   ------------

                Net Gain on Investments ........................     21,638,797
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................   $ 23,634,882
                                                                   ============


                       See Notes to Financial Statements.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 1998 and 1997


                                                                      1998             1997
                                                                      ----             ----
CHANGE IN NET ASSETS FROM OPERATIONS:
        Net investment income ...............................   $   1,996,085    $     675,281
        Net realized gain on investments ....................      32,029,307        9,525,635
        Unrealized appreciation (depreciation) of investments     (10,390,510)      79,137,694
                                                                -------------    -------------
                Net Increase in Net Asset From Operations ...      23,634,882       89,338,610

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ...............................      (1,995,464)        (675,363)
        Net realized gain on investments ....................     (32,028,673)      (9,525,314)
CAPITAL SHARE TRANSACTIONS (Note 3): ........................      56,499,164          642,392
                                                                -------------    -------------
                Total Increase in Net Assets ................      46,109,909       79,780,325

NET ASSETS:
        Beginning of year ...................................     333,158,694      253,378,369
                                                                -------------    -------------
        End of year .........................................   $ 379,268,603    $ 333,158,694
                                                                =============    =============



                       See Notes to Financial Statements.

                                --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF ACCOUNTING POLICIES FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to maximize long term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

        a) VALUATION OF SECURITIES Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates market value.

        b)  FEDERAL INCOME TAXES
            It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

        c)  USE OF ESTIMATES
            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

        d)  OTHER
            Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Note 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
        Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. No such reimbursement was required for the year ended December 31, 1998. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as a shareholder servicing agent for which it received a monthly fee of $1.75 per shareholder account. Additionally, FSS serves as the fund administrative agent for which it received a fee equal, on an annual basis, to .025% of the Fund's average daily net assets.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

Note 3. SHARES OF BENEFICIAL INTEREST
        At December 31, 1998, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:


                                                        YEARS ENDED DECEMBER 31,
                                               1998                           1997
                                   -------------------------------------------------------------
                                       Shares          Amount         Shares           Amount
                                   -------------------------------------------------------------

Shares sold ...................       3,874,977    $ 140,367,004     1,996,336    $  66,431,872
Shares issued on reinvestment
        of dividends ..........         938,933       31,689,009       268,172        9,587,161
Shares redeemed ...............      (3,118,717)    (115,556,849)   (2,496,046)     (75,376,641)
                                     ----------    -------------    ----------    -------------
        Net increase (decrease)       1,695,193    $  56,499,164      (231,538)   $     642,392
                                     ==========    =============    ==========    =============


Note 4. INVESTMENT TRANSACTIONS
        During the year ended December 31, 1998, purchases and sales of investment securities, other than short term obligations, were $50,923,919 and $61,264,252. The cost of securities for federal income tax purposes is the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

        The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

            Unrealized appreciation.........................   $150,630,185
            Unrealized depreciation.........................    (10,490,801)
                                                               ------------
            Net unrealized appreciation.....................   $140,139,384
                                                               ============

Note 5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
        Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. Investments in affiliated companies as of December 31, 1998, amounted to $56,832,479. For the year ended December 31, 1998, dividend income of $262,958 was received from affiliated companies, as well as realized losses of $4,356,775 from the sale of such companies.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

Note 6. SELECTED FINANCIAL INFORMATION


PER SHARE INFORMATION                                                       YEARS ENDED DECEMBER 31,
(For a share outstanding throughout the year)        1998           1997           1996           1995           1994
                                                -------------------------------------------------------------------------

Net asset value, beginning of year ..........   $    35.76      $    26.53     $    24.58     $     21.04     $     20.40
                                                ----------      ----------     ----------     -----------     -----------

Income from investment operations:
        Net investment income ...............          .20            0.08           0.18            0.21            0.12
        Net realized and unrealized gain
           on investments ...................         1.94           10.29           2.58            3.94            1.27
                                                ----------      ----------     ----------     -----------     -----------

        Total from investment operations ....         2.14           10.37           2.76            4.15            1.39
                                                ----------      ----------     ----------     -----------     -----------

Less distributions:
        Dividends from net investment income          (.20)          (0.08)         (0.18)          (0.21)          (0.12)
        Distributions from net realized gains        (3.26)          (1.06)         (0.63)          (0.40)          (0.63)
                                                ----------      ----------     ----------     -----------     -----------

        Total distributions .................        (3.46)          (1.14)         (0.81)          (0.61)          (0.75)
                                                ----------      ----------     ----------     -----------     -----------

Change in net asset value for the year ......        (1.32)           9.23           1.95            3.54            0.64
                                                ----------      ----------     ----------     -----------     -----------

Net asset value, end of year ................   $    34.44      $    35.76     $    26.53     $     24.58     $     21.04
                                                ==========      ==========     ==========     ===========     ===========

TOTAL RETURN ................................         6.19%          39.06%         11.23%          19.71%           6.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000) ...............   $   379,269     $   333,159    $  253,378     $   267,158     $   210,579

Ratios to average net assets of:
        Expenses, total .....................         1.19%           1.24%          1.27%           1.25%           1.39%
        Net investment income ...............         0.57%           0.25%          0.64%           0.92%           0.58%
Portfolio turnover rate .....................        16.67%           9.47%         12.48%           9.67%           2.15%

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                            STATEMENT OF INVESTMENTS
                               December 31, 1998

                                                                        SHARES        VALUE
                                                                        ------        -----
COMMON STOCKS (92.2%)

BANKING (10.3%)
Home Port Bank ......................................................    8,000   $   196,000
- single bank holding company for Nantucket Saving Bank
SouthTrust Corporation...............................................    3,900       144,056
- bank holding company headquartered in Alabama
TrustCo Bank Corporation NY .........................................   10,765       322,950
- regional bank in the upstate New York area                                     -----------
                                                                                     663,006
                                                                                 -----------

CHEMICAL (8.8%)
RPM, Inc. ...........................................................   19,125       306,000
- specialized chemical protective coatings,
  fabrics, and wall coverings
WD-40 Company .......................................................    9,000       257,625
- manufactures and distributes lubricant products                                -----------
                                                                                     563,625
                                                                                 -----------

COMPUTER SOFTWARE (6.4%)
Reynolds & Reynolds .................................................   18,000       412,875
- software for automotive dealers and business forms                             -----------

DIVERSIFIED MANUFACTURING (5.1%)
CLARCOR, Inc. .......................................................    6,300       126,000
- manufactures industrial filtration and container products
Raven Industries ....................................................   12,400       199,950
- manufactures plastics, electronics, and sewn products                          -----------
                                                                                     325,950
                                                                                 -----------

FINANCIAL SERVICES (4.1%)
Waddell & Reed ......................................................   11,000       260,563
- an underwriter and distributor of 36 mutual fund portfolios                    -----------

HEALTH CARE (5.5%)
Landauer, Inc. ......................................................   10,900       352,888
- leader in radiation testing and personal dosimeters                            -----------

INSURANCE AGENCY (3.4%)
Poe & Brown, Inc. ...................................................    6,300       220,106
- one of the largest independent general insurance                               -----------
  agencies in the U.S.

LIFE INSURANCE (5.2%)
ReliaStar Financial .................................................    7,200       332,100
- life insurance, annuities, and mutual funds                                    -----------



                       See Notes to Financial Statements.
                                     - 24 -

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (CONT'D)
                               December 31, 1998

                                                                        SHARES        VALUE
                                                                        ------        -----
MACHINERY & EQUIPMENT (8.7%)
IDEX Corporation ....................................................   12,500   $   306,250
- proprietary, highly engineered industrial products & pumps
Regal-Beloit ........................................................   11,000       253,000
- supplier of power transmission equipment and cutting tools                     -----------
                                                                                     559,250
                                                                                 -----------

MISCELLANEOUS SERVICES (3.4%)
Service Master ......................................................   10,000       220,625
- commercial and residential service company                                     -----------

PRINTING (10.5%)
Deluxe Corporation ..................................................    8,400       307,125
- leading producer of checks and deposit tickets
  in the U.S., banking software
New England Business Services .......................................    9,400       367,775
- leading supplier of business forms/printed products                            -----------
  to small businesses in U.S.
                                                                                     674,900
                                                                                 -----------

PROPERTY & CASUALTY INSURANCE (3.2%)
PXRE Corporation ....................................................    8,200       205,512
- reinsurance company                                                            -----------

REAL ESTATE INVESTMENT TRUSTS (8.5%)
New Plan Excel Realty Trust .........................................   17,100       379,406
- oldest REIT specializing in apartments, strip shopping centers, factory outlets
Redwood Trust .......................................................   12,000       168,000
- acquires & manages residential real estate mortgage assets                     -----------
  throughout U.S.
                                                                                     547,406
                                                                                 -----------

REGULATED INVESTMENT COMPANIES (4.6%)
Allied Capital Corporation (NEW) ....................................   17,014       294,555
- venture capital corporation for entrepreneurs and management                   -----------

TELECOMMUNICATIONS (4.6%)
Hickory Tech Corporation ............................................   22,700       295,100
- a small local telephone company in Minnesota                                   -----------

Total Common Stocks (Cost $4,970,384)................................              5,928,461
                                                                                 -----------

Short Term Obligations (7.8%)                               PRINCIPAL
                                                            ---------
U.S. Treasury Bills, 4.4% with maturities to
        1/21/99 (Cost $498,734).......................       $500,000                498,734
                                                                                 -----------

Total Investments (Cost $5,469,118) (100%)                                       $ 6,427,195
                                                                                 ===========

                       See Notes to Financial Statements.
                                     - 25 -

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1998

ASSETS
Investment in securities at market value
        (Cost $5,469,118) ...................................       $ 6,427,195
Cash at interest ............................................           255,625
Dividends and interest receivable ...........................            18,894
Deferred organization costs .................................             9,643
Receivables for securities sold .............................            65,637
                                                                    -----------
        Total Assets ........................................         6,776,994
                                                                    -----------
LIABILITIES
Payable to investment advisor ...............................            36,865
Accrued expenses ............................................            15,195
                                                                    -----------
        Total Liabilities ...................................            52,060
                                                                    -----------
NET ASSETS
Source of Net Assets:
        Net capital paid in on shares of
                beneficial interest ..................  $ 5,787,052
        Undistributed net investment income ..........           20
        Accumulated net realized gain/loss ...........      (20,215)
        Net unrealized appreciation ..................      958,077
                                                        -----------

                Net Assets ..................................       $ 6,724,934
                                                                    ===========

Net asset value per share; 497,208 shares of
        beneficial interest outstanding (Note 3) ............       $     13.53
                                                                    ===========


                       See Notes to Financial Statements.
                                     - 26 -

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 1998

INVESTMENT INCOME
        INCOME:
                Dividends .........................................   $ 161,352
                Interest ..........................................      51,629
                                                                      ---------
                    Total Income ..................................     212,981
                                                                      ---------

        EXPENSES:
                Investment advisory fee (Note 2) ..................      57,897
                Administrative fee (Note 2) .......................       1,447
                Custodian fee .....................................       2,584
                Organization costs ................................       2,968
                Shareholder servicing and related expenses (Note 2)       4,553
                Registration fees .................................      13,538
                Professional fees .................................      13,115
                Trustees ..........................................      22,892
                Printing & Mailing Costs ..........................         876
                Other .............................................       1,454
                                                                      ---------
                    Total Expenses ................................     121,324
                                                                      ---------

                    Less:  Investment advisory fee waived or
                         assumed by advisor (Note 2) ..............     (34,478)
                                                                      ---------
                    Net Expenses ..................................      86,846
                                                                      ---------
                    Net Investment Income .........................     126,135
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
        Net realized loss on investments ..........................     (20,165)
        Unrealized appreciation of investments ....................     147,358
                                                                      ---------
                        Net Gain on Investments ...................     127,193
                                                                      ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS ........................   $ 253,328
                                                                      =========


                       See Notes to Financial Statements.
                                     - 27 -

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 1998 and 1997


                                                                  1998          1997
                                                                  ----          ----

CHANGE IN NET ASSETS FROM OPERATIONS:
        Net investment income ............................   $   126,135    $    76,411
        Net realized gain (loss) on investments ..........       (20,165)       139,414
        Unrealized appreciation of investments ...........       147,358        617,264
                                                             -----------    -----------
                Net Increase in Net Assets From Operations       253,328        833,089
                                                             -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ............................      (126,135)       (76,381)
        Net realized gain on investments .................          --         (139,385)
CAPITAL SHARE TRANSACTIONS (Note 3): .....................     2,211,959      1,229,936
                                                             -----------    -----------
                Total Increase in Net Assets .............     2,339,152      1,847,259
                                                             -----------    -----------

NET ASSETS:
        Beginning of year ................................     4,385,782      2,538,523
                                                             -----------    -----------
        End of year ......................................   $ 6,724,934    $ 4,385,782
                                                             ===========    ===========


                       See Notes to Financial Statements.
                                     - 28 -

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF ACCOUNTING POLICIES
        FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

        a)  VALUATION OF SECURITIES
            Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates market value.

        b)  FEDERAL INCOME TAXES
            It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

        c)  USE OF ESTIMATES
            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

        d)  OTHER
            Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
        Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. Although not required to do so, the Advisor further waived fees aggregating $34,478, so as to reduce the Fund's expense ratio to 1.5% of average daily net assets. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as a shareholder servicing agent for which it received a monthly fee of $1.75 per shareholder account. Additionally, FSS serves as the fund administrative agent for which it received a fee equal, on an annual basis, to .025% of the Fund's average daily net assets.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3. SHARES OF BENEFICIAL INTEREST
        At December 31, 1998, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                    1998                        1997
                                            --------------------------------------------------

                                            SHARES        AMOUNT          SHARES        AMOUNT
                                            ------        ------          ------        ------

        Shares sold .................       213,214    $ 2,838,703        140,533    $ 1,699,500
        Shares issued on reinvestment
            of dividends ............         8,310        109,718         15,428        197,459
        Shares redeemed .............       (56,490)      (736,462)       (54,820)      (667,024)
                                            -------    -----------        -------    -----------

            Net increase ............       165,034    $ 2,211,959        101,141    $ 1,229,935
                                            =======    ===========        =======    ===========




NOTE 4. INVESTMENT TRANSACTIONS
        During the year ended December 31, 1998, purchases and sales of investment securities, other than short term obligations, were $2,999,399 and $505,011. The cost of securities for federal income tax purposes is the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

        The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

        Unrealized appreciation.......................         $    1,161,619
        Unrealized depreciation.......................               (203,542)
                                                               --------------
        Net unrealized appreciation...................         $      958,077
                                                               ==============
                                     - 30 -

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5. SELECTED FINANCIAL INFORMATION

                                                            YEARS ENDED           APRIL 1, 1996
        PER SHARE INFORMATION                               DECEMBER 31,          (INCEPTION) TO
        (For a share outstanding throughout the year)         1998        1997   DECEMBER 31, 1996
                                                              ----------------   -----------------

        Net asset value, beginning of year ..........   $      13.20  $      10.99  $      10.00
                                                        ------------  ------------  ------------

        Income from investment operations:
           Net investment income ...............                0.28          0.27          0.19
           Net realized and unrealized gain
              on investments ...................                0.33          2.65          0.99
                                                        ------------  ------------  ------------

           Total from investment operations ....                0.61          2.92          1.18
                                                        ------------  ------------  ------------

        Less distributions:
           Dividends from net investment income                (0.28)        (0.27)        (0.19)
           Distributions from net realized gains                 --           (.44)          --
                                                        ------------  ------------  ------------

           Total distributions .................               (0.28)         (.71)        (0.19)
                                                        ------------  ------------  ------------

        Change in net asset value for the year ......           0.33          2.21          0.99
                                                        ------------  ------------  ------------

        Net asset value, end of year ................   $      13.53  $      13.20  $      10.99
                                                        ============  ============  ============

        TOTAL RETURN ................................           4.67%        26.90%        15.90%

        RATIOS/SUPPLEMENTAL DATA
        Net assets, end of year (000) ...............   $      6,725  $      4,386   $     2,539

        Ratios to average net assets of:
           Expenses, total .....................                2.09%         2.50%         5.04%
           Expenses, net of fees waived and
              expenses assumed by advisor ......                1.50%         1.50%         1.50%
           Net investment income ...............                2.17%         2.27%         3.05%
        Portfolio turnover rate .....................          10.55%        15.63%         0.00%



                                     - 31 -